  FPA Queens Road Value Fund
  QRVLX

Summary Prospectus  September 30, 2024

Before you invest, you may want to review the Fund's prospectus, which contains more information about the FPA Queens Road Value Fund (the "Fund") and its risks. You can find the Fund's Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://fpa.com/funds/overview/fpa-queens-value-fund. You may also obtain this information at no cost by calling (800) 638-3060 or by sending an e-mail request to FPAFunds@umb.com. The Fund's Prospectus and Statement of Additional Information, both dated September 30, 2024, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth.

FEES AND EXPENSES OF FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The Fund is the successor of the FPA Queens Road Value Fund, formerly a series of Bragg Capital Trust (the "Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with and into the Fund on July 28, 2023.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions		None
Exchange Fee		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.95%
Distribution (Rule 12b-1) fees		None
Other Expenses		0.66%
Shareholder service fee	0.07%
All other expenses	0.59%
Total Annual Fund Operating Expenses		1.61%
Fee Waiver and Reimbursement[1]		(0.96%)
Total Annual Fund Operating Expenses after Expense Reimbursement[1]		0.65%

1  The adviser has contractually agreed to reimburse the Fund for operating expenses in excess of 0.65% of average net assets of the Fund, excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business, until September 30, 2025. These expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. Similarly, the adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by adviser to the Predecessor Fund (defined below) prior to the Predecessor Fund's reorganization on July 28, 2023, for a period ending three years after the date of the waiver or payment. This agreement may be terminated only by the Fund's Board of Trustees (the "Board"), upon written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$414	$785	$1,830

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover was 9% of the average value of its portfolio. The Fund's portfolio turnover rate may vary from year to year as well as within a year.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of U.S. companies. Investments will be made based on their potential for capital growth without limitation on issuer capitalization.

The Fund's sub-adviser, Bragg Financial Advisors, Inc., invests the Fund's assets by pursuing a value-oriented strategy. The sub-adviser's strategy begins with a screening process that seeks to identify companies whose stocks sell at discounted price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples. The sub-adviser favors companies that maintain strong balance sheets and have experienced management. Generally, the sub-adviser attempts to identify situations where stock prices are undervalued by the market. The sub-adviser generally sells securities when it believes they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.

PRINCIPAL RISKS

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Risks Associated with Investing in Equities. Equity securities, generally common stocks, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities.

Issuer-specific Changes. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Small and Medium Cap Securities. The prices of securities of small and medium capitalization companies generally are more volatile, less liquid, and more likely to be adversely affected by poor economic or market conditions than securities of larger companies. Small and medium size companies may have limited product lines, markets or financial resources, and they may be dependent upon a limited management group.

Risks Associated with Value Investing. Value securities, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of stocks that differs materially from its illustrative index.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The sub-adviser's skill in choosing appropriate investments for the Fund will determine, in part, the Fund's ability to achieve its investment objective. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager's opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the sub-adviser's personnel will continue to be associated with the sub-adviser for any length of time. The loss of services of one or more key employees of the sub-adviser, including the Fund's portfolio manager, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, national or international political events, war, acts of terrorism, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, inflation, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the sub-adviser and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder's ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Who May Want to Invest in the Fund?

The FPA Queens Road Value Fund is designed for investors who:

•  seek an aggressive stock fund with the long-term goal of growth of capital;

•  seek a fund to complement a portfolio of more conservative investments; and

•  are willing to accept significant changes (up or down) in the value of an investment.

The Fund is NOT appropriate for investors who:

•  want to avoid high volatility or possible losses;

•  want an investment that pursues market trends or focuses on particular sectors or industries;

•  are pursuing a short term goal or investing emergency reserve money; and

•  are seeking regular income or preservation of capital.

PERFORMANCE

The Fund acquired the assets and liabilities of the Predecessor Fund following the reorganization of the Predecessor Fund on July 28, 2023. As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the bar chart and the performance table below for periods prior to July 28, 2023 reflect the performance of the Predecessor Fund.

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1, 5 and 10 calendar year periods compare with those of the S&P 500 Index, a broad-based securities market index, and the S&P 500 Value Index, an additional index that provides a measure of the U.S. large cap value equity market. The chart and table reflect the reinvestment of dividends and distributions. In addition, the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

To obtain updated monthly performance information, please visit the Fund's website at https://fpa.com/funds or call (800) 638-3060.

Calendar-Year Total Return (before taxes)

For each calendar year at NAV

The year-to-date return as of June 30, 2024 was 11.94%.

Highest Calendar Quarter Return at NAV  15.04%  (Quarter ended 12/31/2022)

Lowest Calendar Quarter Return at NAV  (20.97)%  (Quarter ended 03/31/2020)

Average Annual Total Returns (for the periods ended December 31, 2023)	One Year	Five Years	Ten Years
Return Before Taxes	16.06%	12.33%	9.40%
Return After Taxes on Distributions[1]	15.27%	10.74%	8.03%
Return After Taxes on Distributions and Sale of Fund Shares[1]	10.07%	9.68%	7.40%
S&P 500 Index	26.29%	15.69%	12.03%
S&P 500 Value Index	22.23%	(14.11%)	(10.01%)

1  After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

INVESTMENT ADVISER

First Pacific Advisors, LP ("FPA" or the "Adviser") is the Fund's investment adviser.

SUB-ADVISER

Bragg Financial Advisors, Inc. ("BFA") is the Fund's investment sub-adviser.

PORTFOLIO MANAGER

Steve Scruggs, CFA, Director of Research and Senior Portfolio Manager of the sub-adviser, has served the Fund as portfolio manager since its inception in July 2023 and as portfolio manager of the Predecessor Fund since 2004.

PURCHASE AND SALE OF FUND SHARES

Investors may purchase or redeem shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. Investors can use the Account Application for initial purchases.

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment is $100,000 for regular accounts, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the Adviser and/or customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Subsequent investments and redemptions can be made directly to UMB Fund Services, Inc.

Notice to Non-U.S. Resident Individual Shareholders. The Fund and its shares are only registered in the United States and its territories ("United States"). Regulations outside of the United States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, individuals resident outside the United States are generally not eligible to invest in the Fund. The Fund reserves the right, however, to sell shares to certain other non-U.S. investors in compliance with applicable law. If a current shareholder of the Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor's resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares.

TAX INFORMATION

The Fund's distributions are taxable and will be taxed as ordinary income and/or long-term capital gain, unless you are investing through a tax-deferred arrangement such as an IRA or 401(k) plan.

INFORMATION REGARDING TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.

In addition, brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.